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                                                                    EXHIBIT 23.2

               CONSENT OF CONDUCTUS, INC. INDEPENDENT ACCOUNTANTS

      We hereby consent to the use in this Registration Statement on Form S-4 of Superconductor Technologies Inc. of our report dated February 15, 2002 relating to the financial statements and financial statement schedule of Conductus, Inc. which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/  PRICEWATERHOUSECOOPERS LLP


November 14, 2002